Wabtec 1st Quarter 2021 Financial Results & Company Highlights April 29, 2021 Exhibit 99.2

Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”), statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies from the GE Transportation merger; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from acquisitions, including the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2021 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt, cash conversion rate and book-to-bill ratio. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines book-to-bill ratio as new orders divided by sales. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results.

Global Freight and Transit continuing to recover … strong order pipeline of international locos; continued investment in global transit infrastructure 1Q 2021 highlights 1Q 2021 $1.8B Sales $292M(1) Cash from Operations $21.7B Backlog 10.5% Operating Margin 15.1% GAAP Adj. EPS $0.89 GAAP Adj. $0.59 Delivering on integration and cost actions … synergies from GET merger on-track to deliver $250M run-rate in ’21 Strong cash generation … driven by focused cash management & improved working capital Multi-year backlog … still working through North American trough Adj. Expanded into maintenance of way market with strategic acquisition of Nordco … immediately accretive; significant international growth opportunities Key technology wins … completed FLXdrive test in revenue service; Class I modernization order & service agreements; Transit brakes/ doors orders Continued focus on execution … well positioned for recovery 1st quarter cash flow from operations benefited from securitization of accounts receivable of $93M.

1Q 2021 financial summary SALES 2021 OPERATING INCOME 2021 EPS 2021 Adj 2020 Adj(3) 2021 2020 2021 Adj 2020 Adj(2) $1.8B $192M $0.59 $1.9B $303M $277M $0.97 $0.89 5% Adj. Margin(1) 15.7% 15.1% 1Q 2020 GAAP margin was 11.3% and 1Q 2021 GAAP operating margin was 10.5%. 1Q 2020 GAAP operating income was $217.3 million. 1Q 2020 GAAP EPS was $0.58 Solid first quarter … delivering on our strategic plan

1Q 2021 Freight segment performance PRODUCT LINE YoY Equipment (36%) Lower loco deliveries (-48% YoY) driven by NA; Mining in recovery (units up >10% YoY) Components (8%) Improving aftermarket offset by 45% decline in NA OE railcar build Services 13% Improving YoY freight trends & weather drove unparking of locos … strong MODs demand Digital Electronics (10%) Order momentum book-to-bill >1 … continued international expansion of PTC; constrained NA capex spend SALES 2021 OPERATING INCOME 2021 BACKLOG 1Q21 4Q20 2020 2021 Adj 2020 Adj(2) $1.2B $142M $1.3B $241M $214M(3) $17.9B $18.0B(4) 18.5% 18.1% 9% 1Q 2020 Freight segment margin was 12.4% and 1Q 2021 Freight segment margin was 12.0%. 1Q 2020 Freight segment operating income was $161.7 million. Freight segment income from operations was positively impacted by below market intangible amortization of $13 million. Freight segment income was adjusted by the following expenses: $8 million for restructuring and transaction and $65 million for amortization expenses. Foreign exchange rates had negative $85 million impact on the segment backlog. Adj Margin(1)

1Q 2021 Transit segment performance PRODUCT LINE YoY OE - Recovery in global transit spend on new projects Aftermarket 5% Aftermarket resilient despite COVID resurgence SALES 2021 OPERATING INCOME 2021 BACKLOG 1Q21 4Q20 2020 2021 Adj 2020 Adj(2) $0.65B $70M $0.63B $75M $79M(3) $3.7B $3.7B(4) 11.9% 12.2% 1Q 2020 Transit segment margin was 10.9% and 1Q 2021 Transit segment margin was 10.8%. 1Q 2020 Transit segment operating income was $68.6 million. Transit Segment income from operations was adjusted by $4 million for restructuring expenses and $5 million for amortization expenses. Foreign exchange rates had a negative $85 million impact on segment backlog. Adj Margin(1) 3%

Resilient business allows for execution on financial priorities FOCUSED ON CASH CONVERSION 1Q21 1Q20 ($82M) $292M Cash from Ops Strong cash generation … solid cash conversion of net income Focused working capital management … benefit from A/R securitization Executing on synergy goals … on track to deliver $250M run-rate in ’21 STRONG FINANCIAL POSITION 1Q21 1Q20 $3.8B Net Debt $4.1B Durable and consistent cash flows … strong balance sheet Adj. leverage at ~2.7x ... Committed to maintain investment grade ratings Deploying capital to execute on strategic priorities Robust cash generation … investing in high-return opportunities to grow shareholder value

Market update

FREIGHT

+ Locos & railcars gradually coming out of storage … continued recovery in aftermarket
+ Multi-year international locomotive pipeline; mining improving
– Expected NA OE railcar build of <30K; NA loco deliveries at zero; constrained Class I capex; timing of international orders

+/- Digital Electronics book-to-bill >1 … order convertibility is multi-year

TRANSIT

+ Continued infrastructure spending support for green initiatives
+ Diverse end-market exposure
– Some order timing delayed due to pandemic
– COVID-19 impacts on ridership; strained operating budgets across sector

2021 GUIDANCE

Metric	Guidance
REVENUES	$7.7B to $7.9B
GAAP EPS	$2.80 to $3.05
ADJUSTED EPS	$4.05 to $4.30
CASH CONVERSION(1)	>90%

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP Net Income plus Depreciation & Amortization

8

Investing in high return opportunities … leveraging installed base … profitable growth via new products & innovative technologies Driving continuous operational improvement and margin expansion … delivering on synergies … advancing lean culture Generating strong cash flow with disciplined capital allocation … improving ROIC and shareholder returns Strategy execution accelerating with purpose-driven culture on sustainability and accountability Solid foundation for growth and increased shareholder value

Appendix

Income statement Appendix A ( 1 of 2)

Income statement (cont.) Appendix A ( 2 of 2)

Balance sheet Appendix B

Cash flow Appendix C

EPS and non-GAAP Reconciliation Appendix D

EBITDA reconciliation Appendix E

Sales by product line Appendix F

Segment reconciliation Appendix G